Federal Home Loan Bank Advances	12 Months Ended
Dec. 31, 2021
Advances from Federal Home Loan Banks [Abstract]
Federal Home Loan Bank Advances
NOTE 10 - FEDERAL HOME LOAN BANK ADVANCES
Long-term advances from the FHLB were $75,000 and $125,000 at December 31, 2021 and December 31, 2020, respectively. Outstanding balances have a maturity date of October 2029 with fixed rate of 1.03%. The average rate on outstanding advances was 1.03% at December 31, 2021. Outstanding advances are prepayable in whole only and are subject to a termination fee. The Company has one long-term advance, with a put options. The advance is in the amount of $75,000 and is puttable beginning October 2020 and every quarter thereafter.
During the second quarter of 2021, the Company prepaid a $50,000 advance with a rate of 2.05% and a remaining maturity of approximately 8 years at a pre-tax loss of approximately $3,717. The prepayment penalty of $3,717 was recorded in other operating expenses on the Consolidated Statements of Operations.
Scheduled principal reductions of FHLB advances outstanding at December 31, 2021 were as follows:

2029	$75,000

Total	$75,000

In addition to the borrowing, the Company had outstanding letters of credit with the FHLB totaling $21,300 and $20,000 at year-end 2021 and 2020, respectively, used for pledging to secure public funds. FHLB borrowings and the letters of credit were collateralized by FHLB stock and by $737,389 and $217,500 of residential mortgage loans under a blanket lien arrangement at year-end 2021 and 2020, respectively.
The Company had a FHLB maximum borrowing capacity of $677,834 as of December 31, 2021, with remaining borrowing capacity of approximately $581,534. The borrowing arrangement with the FHLB is subject to annual renewal. The maximum borrowing capacity is recalculated at least quarterly.